UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2010 (September 22, 2010)
VALEANT PHARMACEUTICALS INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		Number)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 461-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 22, 2010, Valeant Pharmaceuticals International, a Delaware corporation (“Valeant”), issued a press release announcing the pricing of $500 million aggregate principal amount of its 6.75% Senior Notes due 2017 and $700 million aggregate principal amount of its 7.00% Senior Notes due 2020. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated September 22, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL,

by	/s/ Peter J. Blott Name: Peter J. Blott
Title: Executive Vice President and Chief Financial Officer
Date: September 22, 2010

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release dated September 22, 2010.